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                                                                   Exhibit 10.11

                                 FIRST AMENDMENT
                           DATED AS OF APRIL 29, 2005
                                       TO
             SECOND AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

     This First Amendment (the "Amendment"), dated as of April 29, 2005, is entered into among BWA Receivables Corporation (the "Borrower"), BorgWarner Inc. ("BWI" and in its capacity as Collection Agent, the "Collection Agent"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, and the Banks (the "Agent").

     Reference is hereby made to that certain Second Amended and Restated Receivables Loan Agreement, dated as of December 6, 2004 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Collection Agent, Windmill, the Bank and the Agent. Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:

          (a) The date "April 29, 2005" appearing in clause (iv) of the defined term "Bank Termination Date" appearing in Article I to the Loan Agreement is deleted and replaced with the date "April 28, 2006".

          (b) The date "April 29, 2005" appearing in clause (i) of the defined term "Loan Amortization Date" appearing in Article I of the Loan Agreement is deleted and replaced with the date "April 28, 2006".

     Section 2. This Amendment shall become effective once the Agent has received executed counterparts hereof from each of the parties hereto.

     Section 3. The Loan Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents (as defined in the Loan Agreement) and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Loan Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

     Section 4. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

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     Section 5. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.

                           [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        ABN AMRO BANK N.V., as the Agent and as
                                        a Bank


                                        By:
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                                        Title:
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                                        By:
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                                        Title:
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                                        WINDMILL FUNDING CORPORATION


                                        By:
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                                        Title:
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                                        BWA RECEIVABLES CORPORATION


                                        By:
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                                        Title:
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                                        BORGWARNER INC.


                                        By:
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                                        Title:
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